Exhibit 32.2

CERTIFICATION 2

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Lakeland Industries, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2018 (the “Report”), I, Teri W. Hunt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

December 17, 2018	/s/ Teri W. Hunt
Teri W. Hunt,
Chief Financial Officer